UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4339
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2023

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

Pemberwick Fund

Annual Report
March 31, 2023

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Expense Example	36
Statement Regarding Liquidity Risk Management Program	38
Notice to Shareholders	39
Trustees and Officers	40
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	43
Privacy Notice	47

Pemberwick Fund

We present the Pemberwick Fund annual report covering the year from April 1, 2022 through March 31, 2023. Portfolio performance information, market commentary and our outlook for the period ended March 31, 2023 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the year ended March 31, 2023, Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 2.08% net of expenses. The Portfolio’s primary benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index returned 0.26% during the same period (the benchmark index does not include expenses). Pemberwick outperformed the benchmark by 1.82% during the period from April 1, 2022 to March 31, 2023. The majority of this outperformance was consistent over the year with larger spikes happening in April 2022 (0.39%), June 2022 (0.30%), August 2022 (0.97%), September 2022 (1.15%), December 2022 (0.26%), and February 2023 (0.96%). During the quarter ended March 31, 2023, we saw a drastic increase in the spreads of floating rate bonds as the bond market reacted to the collapse of Silicon Valley Bank and Signature Bank. The Federal Reserve confirmed that they will continue to raise interest rates in response to inflation. Increasing interest rates is advantageous for Pemberwick Fund’s current earnings but that is partially offset by a reduction in our NAV due to the increasing spreads resulting from the two bank failures. Since its inception on February 1, 2010, Pemberwick has generated an annual return net of expenses of 1.32% vs. Pemberwick’s benchmark return of 1.16% for the same period (the benchmark index does not include expenses). Pemberwick’s annual return for the 5-year period from April 1, 2018 to March 31, 2023 was 1.59% net of expenses, vs. Pemberwick’s benchmark annual return of 1.26% (the benchmark index does not include expenses).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the fund was 0.42% as of the 7/31/22 prospectus. Pemberwick Fund’s advisor has voluntarily undertaken to limit Fund expenses. Such expense limitations may fluctuate and are voluntary and temporary and may be terminated by Pemberwick Fund’s advisor at any time without notice. Pemberwick Fund’s advisor currently voluntarily waives 0.10% of its 0.25% management fee, resulting in a net expense ratio of 0.32% as of July 31, 2022. Please see page 28 of the prospectus, for the gross and net expense ratios as of March 31, 2022.

During the year ended March 31, 2023, Pemberwick primarily continued its strategy of building a portfolio of investment grade floating rate bonds with laddered maturities during the period from April 1, 2022 through March 31, 2023. As Pemberwick has relatively level amounts of monthly maturities throughout the duration of the portfolio, Pemberwick should seldom need to sell bonds to cover redemptions thus greatly minimizing shareholder’s losses during times of economic distress. Our intention is to get Pemberwick Fund’s net assets back to $300 million as the Richman organization moves all available cash into Pemberwick Fund. We will continue to closely monitor the market and look to keep gradually adding investment grade floating rate bonds to the portfolio as we have maturities and as more bonds become available.

PORTFOLIO POSITIONING:
As of March 31, 2023, Pemberwick Fund continues to be invested primarily in investment grade floating rate bonds issued by financial institutions with assets greater than $200 billion (68% of Pemberwick’s net assets,) and a small percentage of fixed rate bonds (10% of Pemberwick’s net

Pemberwick Fund

assets,) securities issued by the US Treasury and Agencies (9% of Pemberwick’s net assets,) and cash (13% of Pemberwick’s net assets). Pemberwick’s net assets decreased by $8.6 million, or approximately -2.9% during the year ended March 31, 2023; decreasing from approximately $293.3 million as of March 31, 2022 to approximately $284.7 million as of March 31, 2023. This decrease is due to redemptions by Richman affiliated shareholders in their ordinary course of business.

This letter is intended to assist shareholders in understanding how Pemberwick performed during the year ended March 31, 2023 and includes the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of Pemberwick or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of Pemberwick are subject to investment risk.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Bloomberg Barclays 1-3 Year US Government/Credit Total Return Index Value Unhedged – The Bloomberg Barclays 1-3 Year US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest in an index.

ICE LIBOR USD 3 Month – London – Interbank Offered Rate – ICE Benchmark Administration Fixing for US Dollar. The fixing is conducted each day at 11am & released at 11.45am (London time). The rate is an average derived from the quotations provided by the banks determined by the ICE Benchmark Administration.

Duration (Workout Date in Years) – The number of years from today to the workout of the instrument. The workout of the instrument is the call date (if applicable) or the maturity date. For mortgage-backed instruments the weighted average life is used instead of the maturity.

Investment grade – issuer credit ratings are those that are above BBB- or Baa for S&P or Moody’s respectively.

The Pemberwick Fund is distributed by Vigilant Distributors, LLC.

Pemberwick Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg Barclays 1-3 Year US Government/Credit Index

Average Annual Total Return				Since Inception
Periods Ended March 31, 2023:	1 Year	3 Year	5 Year	(2/1/2010)
Pemberwick Fund (No Load)	2.08%	1.92%	1.59%	1.32%
Bloomberg Barclays 1-3 Year
US Government/Credit Index	0.26%	-0.38%	1.26%	1.16%

Total Annual Fund Operating Expenses as of 7/31/2022 Prospectus: 0.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on February 1, 2010, the Fund’s inception date.  Returns reflect the reinvestment of income and capital gain distributions. The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2023 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2023

	Par
CORPORATE BONDS AND NOTES – 76.8%	Value	Value

Communications – 1.2%
Comcast Corp.
3.700%, 04/15/2024	$250,000	$247,078
5.422% (3 Month LIBOR USD + 0.630%), 04/15/2024 (a)	2,000,000	1,997,183
3.375%, 02/15/2025	200,000	195,987
3.375%, 08/15/2025	100,000	97,728
3.950%, 10/15/2025	125,000	123,647
TWDC Enterprises 18 Corp.
3.150%, 09/17/2025	300,000	290,227
Walt Disney Co.
3.700%, 10/15/2025	250,000	246,081
1.750%, 01/13/2026	300,000	281,340
		3,479,271

Consumer, Cyclical – 0.9%
American Honda Finance Corp.
0.875%, 07/07/2023	300,000	296,685
3.625%, 10/10/2023	200,000	198,424
3.550%, 01/12/2024	250,000	247,113
2.150%, 09/10/2024	250,000	240,928
PACCAR Financial Corp.
3.400%, 08/09/2023	60,000	59,605
2.150%, 08/15/2024	300,000	289,533
Target Corp.
3.500%, 07/01/2024	250,000	246,721
Toyota Motor Credit Corp.
0.450%, 01/11/2024	300,000	289,457
2.900%, 04/17/2024	250,000	244,750
3.650%, 08/18/2025	300,000	293,498
0.800%, 10/16/2025	300,000	273,688
		2,680,402

Consumer, Non-Cyclical – 2.0%
Abbott Laboratories
3.875%, 09/15/2025	250,000	247,003
Astrazeneca Finance LLC
0.700%, 05/28/2024	350,000	334,456

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Consumer, Non-Cyclical – 2.0% (Continued)
Bristol-Myers Squibb Co.
3.250%, 11/01/2023	$125,000	$123,801
0.750%, 11/13/2025	300,000	274,180
3.200%, 06/15/2026	300,000	290,116
Cigna Corp.
5.682% (3 Month LIBOR USD + 0.890%), 07/15/2023 (a)	2,000,000	2,000,307
Gilead Sciences, Inc.
0.750%, 09/29/2023	300,000	293,537
3.500%, 02/01/2025	300,000	294,157
Novartis Capital Corp.
3.400%, 05/06/2024	50,000	49,376
PepsiCo, Inc.
3.600%, 03/01/2024	100,000	98,894
Thermo Fisher Scientific, Inc.
1.215%, 10/18/2024	300,000	284,859
UnitedHealth Group, Inc.
3.500%, 02/15/2024	260,000	256,999
5.150%, 10/15/2025	300,000	305,858
3.700%, 12/15/2025	400,000	391,770
3.100%, 03/15/2026	350,000	338,555
		5,583,868

Energy – 0.7%
Baker Hughes Holdings LLC
1.231%, 12/15/2023	300,000	291,353
BP Capital Markets America, Inc.
3.796%, 09/21/2025	250,000	248,152
3.119%, 05/04/2026	300,000	288,854
Chevron U.S.A., Inc.
3.900%, 11/15/2024	250,000	249,210
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	300,000	296,319
Exxon Mobil Corp.
2.992%, 03/19/2025	300,000	292,233
Phillips 66
3.850%, 04/09/2025	300,000	293,664
		1,959,785

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Financial – 67.7%
Aflac, Inc.
1.125%, 03/15/2026	$300,000	$271,985
American Express Co.
4.280% (SOFRINDX + 0.230%), 11/03/2023 (a)	1,500,000	1,492,091
4.780% (SOFRINDX + 0.720%), 05/03/2024 (a)	3,285,000	3,267,445
AvalonBay Communities, Inc.
4.200%, 12/15/2023	250,000	248,521
3.500%, 11/15/2024	300,000	289,985
3.500%, 11/15/2025	300,000	289,352
Banco Santander SA
5.926% (3 Month LIBOR USD + 1.120%), 04/12/2023 (a)	8,100,000	8,100,029
Bank of America Corp.
5.272% (BSBY3M + 0.430%), 05/28/2024 (a)	6,200,000	6,173,712
5.146% (SOFR + 0.730%), 10/24/2024 (a)	1,100,000	1,090,274
4.775% (SOFR + 0.660%), 02/04/2025 (a)	900,000	890,377
5.684% (SOFR + 1.100%), 04/25/2025 (a)	1,873,000	1,868,527
4.888% (SOFR + 1.330%), 04/02/2026 (a)	2,900,000	2,907,823
Bank of Montreal
4.171% (SOFRINDX + 0.270%), 04/14/2023 (a)	5,000,000	4,999,808
4.714% (SOFRINDX + 0.350%), 12/08/2023 (a)	1,100,000	1,095,455
4.919% (SOFRINDX + 0.710%), 03/08/2024 (a)	1,930,000	1,925,838
4.058% (SOFR + 0.465%), 01/10/2025 (a)	1,971,000	1,949,584
Bank of New York Mellon Corp.
4.099% (SOFR + 0.200%), 10/25/2024 (a)	1,735,000	1,707,889
Bank of Nova Scotia
4.862% (SOFR + 0.550%), 09/15/2023 (a)	2,000,000	1,998,899
5.344% (SOFRINDX + 0.960%), 03/11/2024 (a)	1,000,000	1,002,338
4.904% (SOFRINDX + 0.445%), 04/15/2024 (a)	5,920,000	5,890,492
0.760% (SOFR + 0.460%), 01/10/2025 (a)	1,850,000	1,824,442
Berkshire Hathaway, Inc.
3.125%, 03/15/2026	300,000	292,384
Canadian Imperial Bank of Commerce
5.814% (3 Month LIBOR USD + 0.660%), 09/13/2023 (a)	2,000,000	2,000,000
4.811% (SOFRINDX + 0.400%), 12/14/2023 (a)	7,730,000	7,709,658
4.230% (SOFRINDX + 0.420%), 10/18/2024 (a)	5,000,000	4,960,055

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Financial – 67.7% (Continued)
Capital One Financial Corp.
5.054% (SOFR + 0.690%), 12/06/2024 (a)	$8,700,000	$8,514,057
5.497% (SOFR + 1.350%), 05/09/2025 (a)	1,000,000	984,148
Citigroup, Inc.
5.977% (3 Month LIBOR USD + 1.100%), 05/17/2024 (a)	2,150,000	2,150,079
5.179% (SOFR + 1.372%), 05/24/2025 (a)	2,220,000	2,221,587
4.602% (SOFR + 0.694%), 01/25/2026 (a)	2,585,000	2,534,778
5.975% (SOFR + 1.528%), 03/17/2026 (a)	9,300,000	9,345,037
ERP Operating LP
3.375%, 06/01/2025	300,000	290,135
Federal Realty Investment Trust
2.750%, 06/01/2023	150,000	149,350
3.950%, 01/15/2024	217,000	214,358
Goldman Sachs Group, Inc.
6.553% (3 Month LIBOR USD + 1.600%), 11/29/2023 (a)	4,800,000	4,817,540
5.813% (SOFR + 1.390%), 03/15/2024 (a)	1,518,000	1,522,215
4.370% (SOFR + 0.490%), 10/21/2024 (a)	6,050,000	5,988,218
5.163% (SOFR + 0.790%), 12/09/2026 (a)	2,000,000	1,948,408
HSBC Holdings, PLC
5.915% (3 Month LIBOR USD + 1.000%), 05/18/2024 (a)	6,010,000	5,965,449
5.778% (SOFR + 1.430%), 03/10/2026 (a)	4,000,000	3,974,453
KeyBank NA/Cleveland OH
4.731% (SOFRINDX + 0.320%), 06/14/2024 (a)	2,700,000	2,636,225
Loews Corp.
3.750%, 04/01/2026	400,000	390,097
M&T Bank Corp.
5.502% (3 Month LIBOR USD + 0.680%), 07/26/2023 (a)	6,000,000	5,987,159
Marsh & McLennan Cos., Inc.
3.500%, 03/10/2025	300,000	292,420
3.750%, 03/14/2026	300,000	293,685
MetLife, Inc.
3.000%, 03/01/2025	100,000	96,807
3.600%, 11/13/2025	125,000	122,397
Mid-America Apartments LP
3.750%, 06/15/2024	300,000	294,873
4.000%, 11/15/2025	300,000	292,393

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Financial – 67.7% (Continued)
Mitsubishi UFJ Financial Group, Inc.
5.682% (3 Month LIBOR USD + 0.860%), 07/26/2023 (a)	$4,751,000	$4,749,490
Mizuho Financial Group, Inc.
5.588% (3 Month LIBOR USD + 0.630%), 05/25/2024 (a)	1,800,000	1,791,771
5.148% (SOFR + 0.960%), 05/22/2026 (a)	4,500,000	4,422,904
Morgan Stanley
4.766% (SOFR + 0.466%), 11/10/2023 (a)	4,441,000	4,431,358
6.063% (3 Month LIBOR USD + 1.220%), 05/08/2024 (a)	8,529,000	8,529,537
5.184% (SOFR + 0.950%), 02/18/2026 (a)	1,100,000	1,083,691
Principal Financial Group, Inc.
3.125%, 05/15/2023	250,000	249,462
3.400%, 05/15/2025	300,000	291,427
Prologis LP
3.250%, 06/30/2026	300,000	288,867
2.125%, 04/15/2027	300,000	273,845
Prudential Financial, Inc.
1.500%, 03/10/2026	400,000	365,145
Public Storage
0.875%, 02/15/2026	300,000	269,886
Realty Income Corp.
3.875%, 07/15/2024	296,000	291,563
3.875%, 04/15/2025	150,000	146,297
0.750%, 03/15/2026	400,000	354,811
4.125%, 10/15/2026	300,000	290,882
Royal Bank of Canada
5.442% (3 Month LIBOR USD + 0.660%), 10/05/2023 (a)	1,360,000	1,359,442
0.437% (SOFR + 0.340%), 10/07/2024 (a)	7,461,000	7,391,156
4.325% (SOFRINDX + 0.440%), 01/21/2025 (a)	1,000,000	986,234
Simon Property Group LP
3.750%, 02/01/2024	250,000	246,693
2.000%, 09/13/2024	350,000	334,438
3.375%, 10/01/2024	250,000	244,256
3.500%, 09/01/2025	100,000	96,503
3.300%, 01/15/2026	400,000	382,180

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Financial – 67.7% (Continued)
Societe Generale SA
4.935% (SOFR + 1.050%), 01/21/2026
(Acquired 09/23/2022, Cost $1,943,128) (a)(c)	$2,000,000	$1,948,537
Sumitomo Mitsui Financial Group, Inc.
5.658% (3 Month LIBOR USD + 0.860%), 07/19/2023 (a)	3,100,000	3,097,591
Truist Bank
5.020% (SOFR + 0.200%), 01/17/2024 (a)	5,900,000	5,821,913
Truist Financial Corp.
4.770% (SOFR + 0.400%), 06/09/2025 (a)	7,000,000	6,705,050
UBS AG
4.626% (SOFR + 0.320%), 06/01/2023
(Acquired 05/17/2021 and 05/23/2021,
Cost $8,000,000) (a)(c)	8,000,000	7,991,857
Wells Fargo & Co.
5.242% (SOFR + 1.320%), 04/25/2026 (a)	3,000,000	2,998,171
		192,707,788
Industrial – 1.3%
Burlington Northern Santa Fe LLC
3.000%, 04/01/2025	100,000	97,204
7.000%, 12/15/2025	215,000	228,176
Caterpillar Financial Services Corp.
2.150%, 11/08/2024	300,000	289,196
0.800%, 11/13/2025	300,000	273,875
Caterpillar, Inc.
3.400%, 05/15/2024	60,000	59,343
General Electric Co.
7.146% (3 Month LIBOR USD + 2.280%), 12/15/2171 (a)(f)	1,234,000	1,132,195
John Deere Capital Corp.
0.400%, 10/10/2023	300,000	292,931
2.650%, 06/24/2024	250,000	243,824
4.050%, 09/08/2025	300,000	298,237
0.700%, 01/15/2026	300,000	272,398
5.050%, 03/03/2026	300,000	305,284
The Boeing Co.
2.850%, 10/30/2024	100,000	96,619
2.500%, 03/01/2025	100,000	95,186
		3,684,468

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Technology – 0.7%
Apple, Inc.
2.400%, 05/03/2023	$60,000	$59,891
3.200%, 05/13/2025	150,000	147,189
International Business Machines Corp.
3.625%, 02/12/2024	100,000	98,783
3.000%, 05/15/2024	250,000	245,432
7.000%, 10/30/2025	150,000	159,070
Intuit, Inc.
0.650%, 07/15/2023	300,000	296,585
0.950%, 07/15/2025	300,000	277,216
Lam Research Corp.
3.750%, 03/15/2026	300,000	295,128
Xilinx, Inc.
2.950%, 06/01/2024	345,000	337,083
		1,916,377
Utilities – 2.3%
Arizona Public Service Co.
3.350%, 06/15/2024	350,000	342,689
3.150%, 05/15/2025	300,000	288,252
Baltimore Gas and Electric Co.
3.350%, 07/01/2023	300,000	298,492
Berkshire Hathaway Energy Co.
3.750%, 11/15/2023	250,000	247,912
3.500%, 02/01/2025	200,000	196,690
Commonwealth Edison Co.
3.100%, 11/01/2024	300,000	292,221
Duke Energy Progress LLC
3.250%, 08/15/2025	100,000	96,985
Entergy Arkansas LLC
3.050%, 06/01/2023	250,000	249,160
3.700%, 06/01/2024	300,000	295,602
Entergy Louisiana LLC
0.950%, 10/01/2024	300,000	282,776
5.400%, 11/01/2024	100,000	100,729
Georgia Power Co.
3.250%, 04/01/2026	300,000	286,508

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Utilities – 2.3% (Continued)
Louisville Gas and Electric Co.
3.300%, 10/01/2025	$150,000	$143,973
National Rural Utilities Cooperative Finance Corp.
1.875%, 02/07/2025	300,000	284,687
4.450%, 03/13/2026	300,000	299,679
PacifiCorp
3.600%, 04/01/2024	210,000	207,102
PECO Energy Co.
3.150%, 10/15/2025	428,000	413,307
Potomac Electric Power Co.
3.600%, 03/15/2024	140,000	138,015
Public Service Electric and Gas Co.
3.750%, 03/15/2024	350,000	342,753
3.000%, 05/15/2025	175,000	169,024
0.950%, 03/15/2026	300,000	272,748
San Diego Gas & Electric Co.
3.600%, 09/01/2023	250,000	248,959
Southern California Edison Co.
3.500%, 10/01/2023	300,000	296,924
1.100%, 04/01/2024	300,000	288,524
Virginia Electric and Power Co.
3.150%, 01/15/2026	300,000	290,534
Wisconsin Electric Power Co.
2.050%, 12/15/2024	350,000	333,873
		6,708,118
TOTAL CORPORATE BONDS AND NOTES
(Cost $220,356,482)		218,720,077

COLLATERALIZED
MORTGAGE OBLIGATIONS – 1.5%

Federal Home Loan Mortage
Corporation REMICS – 0.7%
Series 2989, Class TG
5.000%, 06/15/2025	2,924	2,911
Series 3002, Class YD
4.500%, 07/15/2025	17,549	17,300

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Federal Home Loan Mortage
Corporation REMICS – 0.7% (Continued)
Series 3755, Class EM
3.500%, 11/15/2025	$9,267	$9,091
Series 4266, Class BG
2.500%, 04/15/2026	20,233	19,534
Series 3970, Class HB
3.000%, 12/15/2026	103,966	100,951
Series 4020, Class PA
2.750%, 03/15/2027	15,515	15,048
Series 2091, Class PG
6.000%, 11/15/2028	129,571	132,371
Series 2091, Class PZ
6.000%, 11/15/2028	84,841	86,542
Series 4311, Class TD
2.500%, 02/15/2029	74,247	71,486
Series 2526, Class FI
5.684% (1 Month LIBOR USD + 1.000%), 02/15/2032 (a)	20,026	20,211
Series 4203, Class DM
3.000%, 04/15/2033	54,801	52,986
Series 4363, Class EJ
4.000%, 05/15/2033	90,343	89,051
Series 2682, Class LD
4.500%, 10/15/2033	23,346	23,267
Series 4453, Class DA
3.500%, 11/15/2033	48,748	47,751
Series 2759, Class TC
4.500%, 03/15/2034	150,333	149,790
Series 2933, Class HD
5.500%, 02/15/2035	3,047	3,093
Series 4417, Class EG
2.500%, 01/15/2040	109,308	106,745
Series 3786, Class NA
4.500%, 07/15/2040	11,362	11,285
Series 4045, Class HC
2.000%, 07/15/2041	1,967	1,933
Series 4002, Class LB
2.000%, 09/15/2041	58,944	54,751

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Federal Home Loan Mortage
Corporation REMICS – 0.7% (Continued)
Series 4171, Class NG
2.000%, 06/15/2042	$77,293	$68,957
Series 4309, Class JD
2.000%, 10/15/2043	13,311	12,136
Series 4716, Class PA
3.000%, 07/15/2044	81,112	78,034
Series 4472, Class MA
3.000%, 05/15/2045	300,163	282,209
Series 2019-33, Class N
3.000%, 03/25/2048	396,035	372,458
Series 4949, Class PM
2.500%, 02/25/2050	165,177	141,129
		1,971,020

Federal National Mortgage
Association REMICS – 0.6%
Series 2005-40, Class YG
5.000%, 05/25/2025	2,963	2,918
Series 2011-110, Class CY
3.500%, 11/25/2026	129,310	126,454
Series 2007-27, Class MQ.
5.500%, 04/25/2027	1,525	1,520
Series 2012-66, Class HE
1.500%, 06/25/2027	29,635	28,464
Series 2012-101, Class AB
1.500%, 06/25/2027	12,460	11,897
Series 2012-148, Class BQ
1.250%, 01/25/2028	64,210	60,680
Series 2013-124, Class BD
2.500%, 12/25/2028	27,032	26,261
Series 2014-8, Class DA
4.000%, 03/25/2029	24,904	24,525
Series 2002-56, Class PE
6.000%, 09/25/2032	53,854	56,035
Series 2012-72, Class HG
3.000%, 04/25/2033	113,396	108,854

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Federal National Mortgage
Association REMICS – 0.6% (Continued)
Series 2003-127, Class EG
6.000%, 12/25/2033	$70,419	$73,310
Series 2004-60, Class AB
5.500%, 04/25/2034	47,070	46,976
Series 2005-48, Class AU
5.500%, 06/25/2035	33,818	34,262
Series 2005-64, Class PL
5.500%, 07/25/2035	8,250	8,378
Series 2005-68, Class PG
5.500%, 08/25/2035	8,226	8,374
Series 2005-83, Class LA
5.500%, 10/25/2035	3,888	3,979
Series 2006-57, Class AD
5.750%, 06/25/2036	3,337	3,316
Series 2011-9, Class LH
3.500%, 01/25/2039	36,262	35,743
Series 2010-68, Class EP
4.500%, 12/25/2039	3,904	3,854
Series 2014-19, Class HA
2.000%, 06/25/2040	22,840	21,669
Series 2011-146, Class LX
3.500%, 10/25/2040	139,393	135,925
Series 2010-123, Class BP
4.500%, 11/25/2040	66,357	65,862
Series 2012-31, Class NP
2.000%, 04/25/2041	5,365	5,250
Series 2012-38, Class PA
2.000%, 09/25/2041	23,210	21,426
Series 2012-18, Class PA
2.000%, 11/25/2041	75,408	70,350
Series 2012-102, Class HA
2.000%, 02/25/2042	51,300	47,386
Series 2012-90, Class DA
1.500%, 03/25/2042	26,952	24,180
Series 2012-134, Class VP
3.000%, 10/25/2042	72,943	70,850

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
	Value	Value

Federal National Mortgage
Association REMICS – 0.6% (Continued)
Series 2012-139, Class JA
3.500%, 12/25/2042	$176,141	$168,381
Series 2013-6, Class LD
2.000%, 02/25/2043	36,233	32,017
Series 2013-14, Class QD
1.500%, 03/25/2043	27,305	23,396
Series 2016-8, Class PC
2.500%, 10/25/2044	189,330	176,915
Series 2016-105, Class PA
3.500%, 04/25/2045	186,679	180,650
Series 2016-60, Class Q
1.750%, 09/25/2046	77,982	70,229
Series 2017-77, Class BA
2.000%, 10/25/2047	63,238	56,498
		1,836,784

Government National Mortgage
Association REMICS – 0.2%
Series 2013-88, Class WA
4.798%, 06/20/2030 (a)	5,439	5,413
Series 2007-11, Class PE
5.500%, 03/20/2037	24,774	24,866
Series 2009-10, Class DE
5.000%, 04/16/2038	84,810	84,497
Series 2010-112, Class NG
2.250%, 09/16/2040	74,458	68,689
Series 2013-64, Class LP
1.500%, 08/20/2041	120,080	109,096
Series 2013-56, Class AP
2.000%, 11/16/2041	68,438	61,831
Series 2012-106, Class MA
2.000%, 11/20/2041	78,261	72,046
Series 2012-48, Class MA
2.500%, 04/16/2042	49,160	44,772
		471,210
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,485,532)		4,279,014

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.7%	Value	Value

Federal Home Loan Mortage Corporation – 0.1%
5.500%, 04/01/2023, Gold Pool #G13145 (d)	$0	$0
4.000%, 02/01/2026, Gold Pool #J14494	5,391	5,365
4.000%, 06/01/2026, Gold Pool #J15974	2,073	2,062
3.000%, 12/01/2026, Gold Pool #J17508	21,664	21,127
4.500%, 06/01/2029, Gold Pool #C91251	3,322	3,327
4.500%, 12/01/2029, Gold Pool #C91281	7,198	7,209
4.500%, 04/01/2030, Gold Pool #C91295	3,793	3,798
3.000%, 05/01/2047, Pool #ZT1361	229,626	211,208
		254,096

Federal National Mortgage Association – 0.6%
5.000%, 05/01/2023, Pool #254762	25	25
5.500%, 01/01/2024, Pool #AD0471 (d)	0	0
5.000%, 12/01/2025, Pool #256045	3,696	3,724
2.330%, 01/01/2027, Pool #BL5531	600,000	559,561
5.500%, 05/01/2028, Pool #257204	5,030	5,086
4.000%, 08/01/2029, Pool #MA0142	5,544	5,418
3.500%, 12/01/2031, Pool #MA0919	218,893	215,552
2.000%, 03/01/2036, Pool #BP3785	344,226	310,971
5.500%, 04/01/2037, Pool #AD0249	9,087	9,386
5.000%, 10/01/2039, Pool #AC3237	19,572	20,008
3.000%, 08/01/2040, Pool #BP6567	147,549	138,004
3.000%, 06/01/2046, Pool #FM5719	337,065	311,244
3.000%, 11/01/2049, Pool # FM2014	223,611	203,609
		1,782,588
Freddie Mac Strips – 0.0%
1.500%, 11/01/2027, Pool #292150	34,554	32,920
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,232,877)		2,069,604

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

	Par
U.S. TREASURY OBLIGATIONS – 6.3%	Value	Value

U.S. Treasury Notes – 6.3%
1.250%, 07/31/2023	$2,809,000	$2,776,566
0.375%, 10/31/2023	200,000	195,115
2.250%, 12/31/2023	400,000	392,780
2.125%, 03/31/2024	400,000	390,394
2.000%, 04/30/2024	720,000	700,265
2.500%, 05/15/2024	500,000	489,160
0.375%, 07/15/2024	500,000	475,068
1.250%, 08/31/2024	200,000	191,566
0.375%, 09/15/2024	600,000	567,047
1.500%, 10/31/2024	300,000	287,473
1.500%, 11/30/2024	200,000	191,340
1.750%, 12/31/2024	400,000	383,867
2.250%, 12/31/2024	500,000	483,799
1.375%, 01/31/2025	575,000	547,384
2.000%, 02/15/2025	500,000	480,879
0.500%, 03/31/2025	600,000	559,769
0.375%, 04/30/2025	400,000	371,109
2.125%, 05/15/2025	800,000	769,344
0.250%, 05/31/2025	600,000	553,805
0.250%, 06/30/2025	1,000,000	921,973
2.750%, 06/30/2025	500,000	486,768
2.875%, 07/31/2025	500,000	488,369
2.000%, 08/15/2025	800,000	765,641
2.750%, 08/31/2025	500,000	486,396
2.250%, 11/15/2025	820,000	787,072
4.500%, 11/15/2025	400,000	405,976
2.625%, 01/31/2026	200,000	193,512
0.375%, 01/31/2026	1,700,000	1,543,679
6.000%, 02/15/2026	1,000,000	1,059,844
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,546,767)		17,945,960

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2023

SHORT-TERM INVESTMENTS – 6.7%	Shares	Value

Money Market Funds – 6.7%
First American Government
Obligations Fund Class X – 4.65% (b)	18,975,475	$18,975,475
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,975,475)		18,975,475
TOTAL INVESTMENTS
(Cost $264,597,133) – 92.0%		261,990,130
Other Assets in Excess of Liabilities – 8.0%		22,722,569
TOTAL NET ASSETS – 100.0%		$284,712,699

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
BSBY3M – Bloomberg Short-Term Bank Yield Index (3-month)
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2023.
(b)	The rate shown represents the fund’s 7-day yield as of March 31, 2023.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified\institutional buyers.  At March 31, 2023, the market value of these securities total $9,940,394 which represents 3.5% of total net assets.

(d)	Rounds to zero.
(f)	The security is a perpetual bond and the date displayed is the bond’s last call date.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2023

Assets:
Investments in securities, at value (cost of $264,597,133)	$261,990,130
Receivables:
Securities sold	293,701
Fund shares sold	23,000,000
Dividends and interest	1,767,216
Prepaid expenses and other assets	5,003
Total assets	287,056,050

Liabilities:
Payables:
Securities purchased	1,888,803
Distributions to shareholders	167,773
Fund shares redeemed	206,000
Advisory fee	34,642
Administration and fund accounting fees	25,921
Reports to shareholders	3,912
Custody fees	4,473
Trustee fees	354
Transfer agent fees and expenses	5,208
Other accrued expenses	6,265
Total liabilities	2,343,351

Net assets	$284,712,699

Net assets consist of:
Capital stock	$289,482,253
Total accumulated loss	(4,769,554)
Net assets	$284,712,699

Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	28,872,547
Net asset value, offering price and redemption price per share	$9.86

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2023

Investment income:
Interest income	$8,824,432
Total investment income	8,824,432

Expenses:
Investment advisory fees (Note 4)	716,165
Administration and fund accounting fees (Note 4)	307,439
Transfer agent fees and expenses	64,869
Legal fees	35,063
Custody fees	29,923
Audit fees	20,599
Trustees’ fees and expenses	16,891
Compliance expense	15,093
Federal and state registration fees	6,841
Reports to shareholders	3,921
Other	13,599
Total expenses before waiver from advisor	1,230,403
Expense waiver from advisor (Note 4)	(286,466)
Net expenses	943,937
Net investment income	$7,880,495

Realized and unrealized loss on investments:
Net realized loss on investments	$(1,323,232)
Net change in unrealized depreciation on investments	(561,470)
Net realized and unrealized loss on investments	(1,884,702)
Net increase in net assets resulting from operations	$5,995,793

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
Operations:
Net investment income	$7,880,495	$1,280,677
Net realized gain (loss) on investments	(1,323,232)	42,840
Net change in depreciation on investments	(561,470)	(3,509,991)
Net increase (decrease) in net assets
resulting from operations	5,995,793	(2,186,474)

Distributions:
Distributed earnings	(7,948,953)	(1,331,542)
Total distributions	(7,948,953)	(1,331,542)

Capital Share Transactions:
Proceeds from shares sold	141,747,323	64,703,382
Proceeds from shares issued to
holders in reinvestment of dividends	7,795,366	1,328,539
Cost of shares redeemed	(156,172,303)	(51,627,095)
Net increase (decrease) in net assets
from capital share transactions	(6,629,614)	14,404,826
Total increase (decrease) in net assets	(8,582,774)	10,886,810

Net Assets:
Beginning of year	293,295,473	282,408,663
End of year	$284,712,699	$293,295,473

Changes in Shares Outstanding:
Shares sold	14,383,621	6,462,419
Proceeds from shares issued to holders
in reinvestment of dividends	790,475	132,541
Shares redeemed	(15,830,667)	(5,161,128)
Net increase (decrease) in shares outstanding	(656,571)	1,433,832

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net Asset Value – Beginning of Year	$9.93	$10.05	$9.70	$9.97	$9.98

Income from Investment Operations:
Net investment income[1]	0.27	0.04	0.09	0.24	0.26
Net realized and unrealized
gain (loss) on investments	(0.00)[4]	(0.11)	0.35	(0.27)	(0.01)
Total from investment operations	0.27	(0.07)	0.44	(0.03)	0.25

Less Distributions:
Dividends from net investment income	(0.34)	(0.05)	(0.09)	(0.24)	(0.26)
Total distributions	(0.09)	(0.05)	(0.09)	(0.24)	(0.26)
Net Asset Value – End of Year	$9.86	$9.93	$10.05	$9.70	$9.97

Total Return[2]	2.08%	(0.73)%	4.49%	(0.31)%	2.53%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$284,713	$293,295	$282,409	$347,755	$365,281
Ratio of operating expenses
to average net assets[3]:
Before reimbursements	0.43%	0.42%	0.41%	0.40%	0.39%
After reimbursements	0.33%	0.32%	0.31%	0.30%	0.29%
Ratio of net investment income
to average net assets[3]:
Before reimbursements	2.65%	0.35%	0.77%	2.33%	2.51%
After reimbursements	2.75%	0.45%	0.87%	2.43%	2.61%
Portfolio turnover rate	55%	43%	13%	30%	24%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).
[4]	Less than (0.01) per share.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2023

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. The Pemberwick Fund, a series of FundVantage Trust (the “Predecessor Fund”) was reorganized into a newly created series of the Trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization dated November 1, 2016. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 17, 2016. The Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund. The Predecessor Fund commenced operations on February 1, 2010. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund. The Fund changed its fiscal year end from April 30 to March 31 in 2017. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax returns for the Fund for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, which is declared daily as a dividend and paid monthly. Any net capital gain realized by the Fund will be distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2023 and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities: Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

In the absence of prices from a pricing service, or if market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5.  Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight.  As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$218,720,077	$—	$218,720,077
Collateralized
Mortgage Obligations	—	4,279,014	—	4,279,014
U.S. Government
Agency Obligations	—	2,069,604	—	2,069,604
U.S. Treasury Obligations	—	17,945,960	—	17,945,960
Short-Term Investments	18,975,475	—	—	18,975,475
Total Investments
in Securities	$18,975,475	$243,014,655	$—	$261,990,130

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2023, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% from the Fund based upon the average daily net assets of the Fund. For the year ended March 31, 2023, the Fund incurred $716,165 in advisory fees. Advisory fees payable at March 31, 2023 for the Fund were $34,642. The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund. The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The Fund is responsible for its own operating expenses. The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. For the year ended March 31, 2023, the Advisor voluntarily waived fees in the amount of $286,466. The fees waived by the Advisor are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant, transfer agent and Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the year ended March 31, 2023, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration and fund accounting	$307,439
Custody	$29,923
Transfer agency	$64,869

At March 31, 2023, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and fund accounting	$25,921
Custody	$4,473
Transfer agency	$5,208

Vigilant Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended March 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$8,409,477
Other	$137,544,005

Sales
U.S. Government Obligations	$6,764,977
Other	$174,270,052

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$264,639,253
Gross unrealized appreciation	265,374
Gross unrealized depreciation	(2,914,497)
Net unrealized depreciation	(2,649,123)
Undistributed ordinary income	131,170
Undistributed long-term capital gain	—
Total distributable earnings	68,382
Capital loss carry-forwards	(2,083,828)
Other accumulated gains/(losses)	(167,773)
Total accumulated earnings/(losses)	$(4,769,554)

At March 31, 2023, the Fund had short-term tax basis capital losses of $719,804 with no expiration date and long-term tax basis capital losses of $1,364,744 with no expiration date.

The tax character of distributions paid during the year ended March 31, 2023, and the year ended March 31, 2022 was as follows:

	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
Ordinary income	$7,948,953	$1,331,542

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

the opinion of a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Concentration Risk: By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk: Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Fixed Income Market Risks: Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk: Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk: The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk: Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

General Market Risk; Recent Market Events: The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk: In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, there are numerous shareholders who are affiliated with the Advisor. As of March 31, 2023, investors who are affiliated with the Advisor, when aggregated, owned 100% of the voting securities of the Fund.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

Note 10 – Change in Independent Registered Public Accounting Firm

Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Pemberwick Fund, a series of Manager Directed Portfolios Trust. The Audit Committee of the Board of Directors approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Pemberwick Fund as of and for the fiscal years ended 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2022 and 2021, and during the subsequent interim period through February 18, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Pemberwick Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On February 18, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the year ended March 31, 2023.

During the fiscal years ended March 31, 2022 and March 31, 2021, and during the subsequent interim period through February 18, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Pemberwick Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Pemberwick Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pemberwick Fund and
Board of Trustees of Manager Directed Portfolios

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pemberwick Fund (the “Fund”), a series of Manager Directed Portfolios, as of March 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the  Fund as of March 31, 2023, the results of its operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended March 31, 2022, and prior, were audited by other auditors whose report dated May 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2023

Pemberwick Fund

EXPENSE EXAMPLE
March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2022 to March 31, 2023.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2022	3/31/2023	10/1/2022 – 3/31/2023
Actual
Total Fund	$1,000.00	$1,022.20	$1.56

Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.39	$1.56

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

Pemberwick Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 18, 2022, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period July 1, 2021 through June 30, 2022 (the “Report”). The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Past Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne	9	Trustee,
(Born 1962)	July 2016	Global Financial Services		Madison Funds,
	and Lead	(US) LLC (a provider of		since 2019
	Independent	independent governance and		(18 portfolios);
	Trustee since	distribution support for the		Trustee, XAI
	May 2017	asset management industry),		Octagon Floating
		since 2013; interim Managing		Rate &
		Director, Park Agency, Inc.,		Alternative
		since 2020.		Income Term
Trust, since 2017
(2 portfolios).

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Past Five Years
Lawrence T.	Trustee since	Senior Vice President and	9	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

James R. Schoenike	Trustee since	Distribution consultant since 2018,	9	None
(Born 1959)	July 2016(4)	President and CEO, Board of
Managers, Quasar Distributors, LLC
(2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)	The Trust currently has nine active portfolios.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name,	Position(s) Held with
Year of Birth	Trust and Length
and Address	of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance
(Born 1980)	Executive Officer, since	and Administration, Fund Services, since 2006.
August 10, 2021

Ryan Frank(1)	Treasurer, and	Vice President, Fund Services, since 2008.
(Born 1985)	Principal Financial
Officer, since
August 17, 2022

Colton W. Scarmardo(1)	Assistant Treasurer,	Fund Administrator, Compliance and Administration,
(Born 1997)	since May 11, 2021	Fund Services, since 2019; Business Administration
Student, 2015 – 2019, MBA obtained May 2022.

Ryan Pasowicz(1)	Assistant Treasurer,	Fund Administration, Compliance and
(Born 1991)	since February 22, 2023	Administration, Fund Services since 2016.

Jill Silver(1)	Chief Compliance	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1976)	Officer and Anti-Money	since December 2022; Compliance Director,
	Laundering Compliance	Corebridge Financial Inc. (previously AIG),
	Officer, since	2019 – 2022; Compliance Manager, Corebridge
	January 1, 2023	Financial Inc., 2018 – 2019.

Alyssa M. Bernard(1)(3)	Vice President and	Vice President, Compliance and
(Born 1988)	Secretary, since	Administration, Fund Services, since 2018; Attorney,
	August 20, 2019(4)	Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017.

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(3)	Ms. Bernard has served as Vice President of the Trust, in addition to her other positions held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 18, 2022 to consider the renewal of (i) the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Pemberwick Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Pemberwick Investment Advisors, LLC (“Pemberwick”) and (ii) the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM”). The Trustees had previously met at a special meeting held on October 18, 2022 to discuss the renewal of the Advisory Agreement and the Sub-Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the approval of the Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Advisory Agreement and the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and factors relevant to the renewal of the Advisory Agreement and the Sub-Advisory Agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, Pemberwick’s and JPMIM’s Form ADV, due diligence materials provided by Pemberwick and JPMIM, including information regarding each firm’s compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed (i) the advisory fee payable by the Fund under the Advisory Agreement; (ii) the sub-advisory fee payable by Pemberwick to JPMIM; and (iii) comparative fee and expense information as reported by Morningstar.

The Trustees met with the officers of the Trust and legal counsel to discuss the information provided and also met in executive session with legal counsel to the Independent Trustees to review their duties in considering the Advisory Agreement and the Sub-Advisory Agreement and the information provided. The Trustees noted that they had met with representatives from Pemberwick via video conference earlier in the year to discuss the Fund’s investment strategy, the Fund’s performance, the performance of JPMIM as sub-advisor to a portion of the Fund’ assets, and various business and market updates. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Pemberwick and JPMIM, the performance of the Fund, trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the October and November meetings, as well as information provided over the course of the year, the Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, each for an additional one-year term. Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pemberwick and JPMIM to the Fund. The Board considered the services provided by Pemberwick, including sub-adviser evaluation and oversight, investment strategy oversight, allocation of assets to JPMIM, security selection, compliance services and trading. The Board also considered the services provided by JPMIM, including investment research, security selection, portfolio management, and trading for the sleeve of the Fund allocated to JPMIM.  The Board considered the Fund’s investment strategy and information regarding Pemberwick’s and JPMIM’s risk management practices. The Trustees considered that Pemberwick and JPMIM and their respective personnel were responsible for the day-to-day management of the Fund, noting the qualifications, experience, and responsibilities of James Hussey, Michelle Blakeman-Hindman, and Jeffrey Whipple, the Fund’s portfolio managers, and other key personnel at Pemberwick and JPMIM and their service providers involved in the day-to-day activities of the Fund. The Trustees considered additional information provided by Pemberwick and JPMIM in due diligence questionnaires, including information about each firm’s compliance program and the operation of each firm’s business continuity plan. The Trustees concluded that each of Pemberwick and JPMIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and the Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of services provided to the Fund by each firm were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2022. In assessing the quality of the portfolio management services delivered by Pemberwick and JPMIM, the Trustees considered the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The Trustees also compared the Fund’s performance to a peer group of short-term bond funds (the “Morningstar Peer Group”) and considered the performance of the sleeve of the Fund managed by JPMIM.

The Trustees noted that the Fund outperformed the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for all time periods reviewed. The Trustees noted that the Fund outperformed the average return of its Morningstar Peer Group for the one year, three year, and five year time periods. The Board noted that Pemberwick does not manage any accounts other than the Fund. The Trustees considered the performance of the sleeve of the Fund managed by JPMIM relative to the performance of JPMIM’s composites of other separately managed accounts managed with investment strategies similar to the Fund, noting that JPMIM believes there are material differences between the sleeve of the Fund it manages compared to other accounts in the strategies.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from Pemberwick’s and JPMIM’s continued management.

3.	ADVISORY FEE, COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Pemberwick and Pemberwick’s advisory fee, including a review of comparative fee and expense information. The Trustees considered the net expense ratio of the Fund relative to the Morningstar Peer Group average, as well as the fee waivers previously provided by Pemberwick. The Trustees also considered Pemberwick’s and JPMIM’s financial statements and a profitability analysis prepared by Pemberwick based on the fees payable under the Advisory Agreement.

The Trustees noted that the Fund’s contractual management fee of 0.25% was lower than the Morningstar Peer Group average. The Trustees noted that Pemberwick does not manage any comparable separately managed accounts for fee comparison purposes. The Trustees further noted that the total net expense ratio for the Fund was lower than the Morningstar Peer Group average. The Trustees noted that Pemberwick continues to voluntarily waive 0.10% of its management fee.

The Trustees concluded that the Fund’s expenses and the management fees paid to Pemberwick were fair and reasonable in light of the quality of services provided to the Fund. The Trustees concluded that Pemberwick’s level of profitability from its relationship with the Fund was reasonable.

The Trustees then considered the sub-advisory fee paid to JPMIM by Pemberwick for the services provided as the Fund’s sub-adviser, including Pemberwick’s discussion of the appropriateness of the sub-advisory fee and JPMIM’s discussion of its profitability from its relationship with the Fund. The Trustees concluded that the sub-advisory fee paid to JPMIM by Pemberwick was reasonable. The Trustees also noted that the sub-advisory fee is paid by Pemberwick, not the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s expenses and the structure of the Fund’s management fee with respect to potential economies of scale. The Trustees noted that the Fund’s management fee did not contain any breakpoint reductions as the Fund’s assets grow in size but was already set at an extremely low level and that Pemberwick has historically voluntarily waived a portion of its management fee. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Pemberwick and the Fund at the Fund’s current asset level.

Because the sub-advisory fees payable to JPMIM is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Pemberwick Fund

APPROVAL OF THE PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

Based on the information presented, the Trustees did not consider any direct or indirect benefits that could be realized by Pemberwick and JPMIM from their association with the Fund to be material factors.

CONCLUSION

No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of the above factors in their totality, the Trustees, all of whom are Independent Trustees, approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, each for an additional one-year term as being in the best interests of the Fund and its shareholders.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

Investment Advisor
Pemberwick Investment Advisors LLC
777 West Putnam Avenue
Greenwich, CT 06830

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether any non-audit services that were rendered to the registrant's investment adviser are compatible with maintaining the principal accountant's independence and has concluded that any such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2023	FYE 3/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was a change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*   /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date  05/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date  05/31/2023

By (Signature and Title)*   /s/ Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date  05/31/2023

*Print the name and title of each signing officer under his or her signature